       Supplement No. 103 under Retail Technology Exchange Agreement No. EH-101
                                  (the "Agreement")


1. CAPITALIZED TERMS. Capitalized terms used in this Supplement but not defined herein shall have the definitions set forth in the Agreement.

2. INCORPORATION OF TERMS. Except to the extent, if any, that the same are modified by this Supplement all terms and conditions of the Agreement are in full force and effect, affirmed by Lessor and Lessee, and incorporated in this Supplement by reference as if they had been set forth herein in full.

3.   COMMENCEMENT DATE:            January 1, 1996

4.   INITIAL TERM:                 72 Months

5.   RENT AMOUNT:                  1 Payment of $252,179.28
                                   72 Payments of $1,229.73

6.   DAILY RENT:                   $0.00

7.   PRODUCT LOCATION:             See attached Exhibit 1

8.   FIRST DAY OF FIRST RENTAL:    January 1, 1996

9. TERM. The term of the Agreement as to all Product designated on this Supplement shall commence on the Commencement Date, and shall continue for the number of months specified as the Initial Term. Any such termination shall be effective only on the last day of the Initial Term or of any renewal period, as applicable. Notwithstanding anything to the contrary contained herein or in the Agreement, upon expiration of the Initial Term set forth above, Lessee shall have the right to continue its use and possession of all Products identified on Invoice # 195109 in Supplement No. 101, subject to and in accordance with the terms and conditions of the separate licensing agreement between Lessor and Lessee and Lessee shall have no obligation to pay any rental for such Products in respect of any periods subsequent to expiration of the Initial Term nor any obligation to return the Products to Lessor except as provided in the licensing agreement.

10. PRODUCT. The items listed on the attached Exhibit 1 and made a part hereof constitute the Product which is subject to the terms of this Supplement.

11. CASUALTY AMOUNT: 10 % of the Acquisition Cost for the applicable item(s) of Product set forth on the attached Exhibit 1.

12. COMMENCEMENT AND ACCEPTANCE. a) The Product listed herein has been (i) delivered to Lessee in good order and condition, (ii) inspected by Lessee and found to be satisfactory for Lessee's purposes, and (iii) accepted by Lessee for renting under the Agreement pursuant to the terms of the Supplement; b) Lessee is obligated to pay the Rent and all other sums provided for in the Agreement and the Supplement concerning the Product; d) no Rent with respect to the Product or any period subsequent to the date hereof not yet due as provided in the Supplement and Agreement has been prepaid under the Agreement or Supplement, and all remaining Rent is payable over the balance of the Initial Term and any renewal period as therein provided.

13. CHATTEL PAPER: This is Counterpart No. 3 of 3 counterparts. Lessee hereby agrees and acknowledges that delivery to a Lessor's Assignee of a copy of the Agreement plus executed original of the Schedule designated "Counterpart No. 1" shall be sufficient to convey to such Lessor's Assignee the rights of Lessor contained in the Supplement to the extent assigned thereto. Only Counterpart No. 1 shall be treated as the original hereof for the purpose of evidencing or perfecting any transfer hereof or security interest herein, each subsequently numbered counterpart being a duplicate thereof.

14. FAIR MARKET VALUE PURCHASE OPTION: Provided that no default has occurred and is continuing, Lessee shall have the option (the "Purchase Option") upon not less than sixty (60) days prior written notice delivered to Lessor and to the then Lessor's Assignee, if any, with respect to the Supplement, to purchase all of the Product described in the Supplement, with the exception of the Product identified in Invoice # 195109, upon the expiration of the Initial Term. The exercise price of the Purchase Option shall be the Fair Market Value of the Equipment on the expiration of the Initial Term. "Fair Market Value" shall mean and refer to the value, as reasonably determined by Lessor, which would be obtained in an arms length transaction between an informed and willing buyer-user under no compulsion to buy and an informed and willing seller under no compulsion to sell.

15. NOTICES: All notices under this Agreement shall be addressed to Lessor at 200 Park Avenue, 25th Floor, New York, NY 10166 and to Lessee at 981 Powell Ave., SW, Renton, WA 98055.


IN WITNESS WHEREOF, and intending to be legally bound hereby, Lessor and Lessee have caused this Supplement to be executed as of March 1, 1996 and do each hereby warrant and represent that their respective signatories whose signatures appear below have been and are on the date of their signing duly authorized by all necessary and appropriate action to execute this Supplement.


     FUJITSU-ICL SYSTEMS INC.                EAGLE HARDWARE & GARDEN, INC.

     By:                                     By: Rich Takata
         -----------------------                 --------------------------
     Name:                                   Name: /s/ Rich Takata
           ---------------------                   ------------------------
     Title:                                  Title: President
            --------------------                    -----------------------


Eagle Hardware Garden
Exhibit 1 to Supplement No. 103

                                     Invoice           Invoice        Invoice                              Net              Monthly
Location                             Number             Date            Cost            Credit             Cost             Rental
--------                             -------           -------        -------           ------             ----             ------

#391                                199320           12/27/95       17,957.40        (14,006.94)         3,950.46            68.30
33 East Tudor Road
Anchorage, AK 99501

#323                                199095           12/19/95       20,772.87        (16,203.03)         4,569.84            79.01
5405 Washington Bypass
Arvada, CO 80002

#325                                199096           12/19/95       20,732.56        (16.171.59)         4,560.97            78.86
9100 Peak View Avenue
Greenwood Village, CO 80111

#381                                199319           12/27/95       16,888.40        (13,173.11)         3,715.29            64.24
94-805 Luniana Street
Waipahu, HI 96797

#317                                199094           12/19/95       17,869.40        (13,938.30)         3,931.10            67.97
2717 King Avenue West
Billings, MT 59102

#421                                199021           12/15/95       17,868.08        (13,937.27)         3,930.81            67.96
3601 Crater Lake Hwy.
Medford, OR 97504

#441                                199134           12/20/95       16,805.68        (13,108.59)         3,697.09            63.92
460 West 4500 West
Murray, UT 84123

#447                                199135           12/20/95       16,805.68        (13,108.59)         3,697.09            63.92
1055 W. Antelope Drive
Layton, UT 84041

#481                                199136           12/20/95       16,805.68        (13,108.59)         3,697.09            63.92
203 West 9000 South
Sandy, UT 84070

#485                                199137           12/20/95       16,805.68        (13,108.59)         3,697.09            63.92
140 West 1300 South
Orem, UT 84058

#311                                198671           11/29/95       17,888.87        (13,953.48)         3,935.39            68.04
North 6902 Division
Spokane, WA 99208

#315                                198705           11/29/95       19,319.98        (15,069.76)         4,250.22            73.49
E. 5204 Sprague Avenue
Spokane, WA 99212

#321                                198703           11/29/95       17,171.90        (13,394.24)         3,777.66            65.32
4220 Wheaton Way
Bremerton, WA 98310

#341                                198706           11/29/95       19,248.42        (15,013.95)         4,234.47            73.21
2500 Rudkin Road
Union Gap, WA 98903





Eagle Hardware Garden
Exhibit 1 to Supplement No. 103

                                     Invoice           Invoice        Invoice                              Net               Monthly
Location                             Number            Date            Cost             Credit             Cost              Rental
--------                             -------           -------        -------           ------             ----              ------

#401                                198701           11/29/95       17,131.23        (13,362.52)         3,768.71            65.16
1717 Freeway Drive
Mount Vernon, WA 98273

#431                                198704           11/29/95       16,924.55        (13,201.31)         3,723.24            64.37
2505 Pacific Avenue
Everett, WA 98206

#451                                198707           11/29/95       19,302.09        (15,055.81)         4,246.28            73.42
N. 1020 Colorado Street
Kennewick, WA 99336

#461                                198702           11/29/95       17,004.45        (13,263.63)         3,740.82            64.68
301 37th Avenue SE
Puyallup, WA 98374


Total Exhibit 1                                                    323,302.92         252,179.28        71,123.64         1,229.73



   Supplement No. 104 under Retail Technology Exchange Agreement No. EH-101
                              (the "Agreement")


1. CAPITALIZED TERMS. Capitalized terms used in this Supplement but not defined herein shall have the definitions set forth in the Agreement.

2. INCORPORATION OF TERMS. Except to the extent, if any, that the same are modified by this Supplement all terms and conditions of the Agreement are in full force and effect, affirmed by Lessor and Lessee, and incorporated in this Supplement by reference as if they had been set forth herein in full.

3.   COMMENCEMENT DATE:  August 1, 1996

4.   INITIAL TERM:  72 Months

5.   RENT AMOUNT:   72 Payments of $5,261.75

6.   DAILY RENT:    $0.00

7.   PRODUCT LOCATION:   See attached Exhibit 1

8.   FIRST DAY OF FIRST RENTAL:    August 1, 1996

9. TERM. The term of the Agreement as to all Product designated on this Supplement shall commence on the Commencement Date, and shall continue for the number of months specified as the Initial Term. Any such termination shall be effective only on the last day of the Initial Term or of any renewal period, as applicable. Notwithstanding anything to the contrary contained herein or in the Agreement, upon expiration of the Initial Term set forth above, Lessee shall have the right to continue its use and possession of all Products identified on Invoice # 195109 in Supplement No. 101, subject to and in accordance with the terms and conditions of the separate licensing agreement between Lessor and Lessee and Lessee shall have no obligation to pay any rental for such Products in respect of any periods subsequent to expiration of the Initial Term nor any obligation to return the Products to Lessor except as provided in the licensing agreement.

10. PRODUCT. The items listed on the attached Exhibit 1 and made a part hereof constitute the Product which is subject to the terms of this Supplement.

11. CASUALTY AMOUNT: 10 % of the Acquisition Cost for the applicable item(s) of Product set forth on the attached Exhibit 1.

12.  COMMENCEMENT AND ACCEPTANCE. a) The Product listed herein has been
     (i) delivered to Lessee in good order and condition, (ii) inspected by Lessee and found to be satisfactory for Lessee's purposes, and
     (iii) accepted by Lessee for renting under the Agreement pursuant to the terms of the Supplement; b) Lessee is obligated to pay the Rent and all other sums provided for in the Agreement and the Supplement concerning the Product; d) no Rent with respect to the Product or any period subsequent to the date hereof not yet due as provided in the Supplement and Agreement has been prepaid under the Agreement or Supplement, and all remaining Rent is payable over the balance of the Initial Term and any renewal period as therein provided.

13. CHATTEL PAPER: This is Counterpart No. 3 of 3 counterparts. Lessee hereby agrees and acknowledges that delivery to a Lessor's Assignee of a copy of the Agreement plus executed original of the Schedule designated "Counterpart No. 1" shall be sufficient to convey to such Lessor's Assignee the rights of Lessor contained in the Supplement to the extent assigned thereto. Only Counterpart No. 1 shall be treated as the original hereof for the purpose of evidencing or perfecting any transfer hereof or security interest herein, each subsequently numbered counterpart being a duplicate thereof.

14. FAIR MARKET VALUE PURCHASE OPTION: Provided that no default has occurred and is continuing, Lessee shall have the option (the "Purchase Option") upon not less than sixty (60) days prior written notice delivered to Lessor and to the then Lessor's Assignee, if any, with respect to the Supplement, to purchase all of the Product described in the Supplement, with the exception of the Product identified in Invoice # 195109, upon the expiration of the Initial Term. The exercise price of the Purchase Option shall be the Fair Market Value of the Equipment on the expiration of the Initial Term. "Fair Market Value" shall mean and refer to the value, as reasonably determined by Lessor, which would be obtained in an arms length transaction between an informed and willing buyer-user under no compulsion to buy and an informed and willing seller under no compulsion to sell.

15. NOTICES: All notices under this Agreement shall be addressed to Lessor at 200 Park Avenue, 25th Floor, New York, NY 10166 and to Lessee at 981 Powell Ave., SW, Renton, WA 98055

IN WITNESS WHEREOF, and intending to be legally bound hereby, Lessor and Lessee have caused this Supplement to be executed as of August 19, 1996 and do each hereby warrant and represent that their respective signatories whose signatures appear below have been and are on the date of their signing duly authorized by all necessary and appropriate action to execute this Supplement.




FUJITSU-ICL SYSTEMS INC.                    EAGLE HARDWARE & GARDEN, INC.


By:                                         By:    Rich Takata
       ---------------------------                 ---------------------------
Name:                                       Name:  /s/ Rich Takata
       ---------------------------                 ---------------------------
Title:                                      Title: President
       ---------------------------                 ---------------------------

Eagle Hardware & Garden
Exhibit 1 to Supplement No. 104


                                 Invoice         Invoice      Invoice        Monthly
Location                          Number           Date         Cost          Rent
--------                          ------         -------      --------       -------
#381                              201481         04/11/96       988.25
94-805 Luniana Street             202037         05/07/96     1,979.48
Waipahu, HI 96797                                             --------
                                                              2,967.73         51.32

#331                              201679         04/19/96    40,232.99        695.67
101 Andover Park East
Tukwila, WA 98188

#351                              199865         01/25/96    16,987.27        293.73
11959 Northrup Way
Bellevue, WA 98005

#461                              199763         01/22/96     1,131.02         19.56
301 37th Avenue SE
Puyallup, WA 98374

981 Powell Avenue SW              200592         02/29/96    17,147.34
Renton, WA 98055                  202112         05/10/96    43,003.07
                                                             ---------
                                                             60,150.41      1,040.06

1200 Walla Walla Avenue           204700         07/19-96   171,627.87
Wenatchee, WA 98801               205290         07/31/96     2,420.23
                                  204629         07/17/96     8,787.93
                                                            ----------
                                                            182,836.03      3,161.42


Total Exhibit 1                                             304,305.45      5,261.75


                                    Page 1